INVENTORIES	12 Months Ended
Dec. 31, 2024
Inventories [Abstract]
INVENTORIES	INVENTORIES
ACCOUNTING POLICY
We measure inventories, including wireless devices and merchandise for resale, at the lower of cost (determined on a weighted average cost basis for wireless devices and accessories and a first-in, first-out basis for other finished goods and merchandise) and net realizable value. We reverse a previous writedown to net realizable value, not to exceed the original recognized cost, if the inventories later increase in value.

INVENTORIES BY TYPE

	As at December 31
(In millions of dollars)	2024	2023

Wireless devices and accessories	538	361
Other finished goods and merchandise	103	95

Total inventories	641	456
Cost of equipment sales and merchandise for resale includes $2,749 million of inventory costs for 2024 (2023 - $2,668 million).